Exhibit 10.24
Rent-Way, Inc.
Third Amendment To Credit Agreement
     This Third Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of November 18, 2005, among Rent-Way, Inc., a Pennsylvania corporation (the “Company”), the direct and indirect Subsidiaries of the Borrower (the “Subsidiaries”), the Lenders party hereto, and Harris N.A., successor by merger to Harris Trust and Savings Bank, as administrative agent for the Lenders (the “Agent”).
Preliminary Statements
     A. The Company, the Subsidiaries, the Lenders, and the Agent are parties to that certain Credit Agreement dated as of June 2, 2003, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     B. The Company, the Subsidiaries and the Lenders have agreed to make certain amendments to the Credit Agreement, in each case under the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendments to the Credit Agreement.
     Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be and hereby is amended as follows:
     1.1. The table appearing in the definition of the term “Applicable Margin” contained in Section 5.1 of the Credit Agreement shall be amended to read as follows:

		APPLICABLE MARGIN	APPLICABLE MARGIN
		FOR BASE RATE LOANS	FOR EURODOLLAR
		UNDER REVOLVING	LOANS UNDER	APPLICABLE
	LEVERAGE RATIO	CREDIT AND	REVOLVING CREDIT	MARGIN FOR
	FOR SUCH PRICING	REIMBURSEMENT	AND LETTER OF CREDIT	COMMITMENT
LEVEL	DATE	OBLIGATIONS SHALL BE:	FEE SHALL BE:	FEE SHALL BE:
V	Greater than 4.5 to 1.0	2.00%	3.75%	0.50%

IV	Less than or equal to 4.5 to 1.0, but greater than 4.0 to 1.0	1.75%	3.50%	0.50%

		APPLICABLE MARGIN	APPLICABLE MARGIN
		FOR BASE RATE LOANS	FOR EURODOLLAR
		UNDER REVOLVING	LOANS UNDER	APPLICABLE
	LEVERAGE RATIO	CREDIT AND	REVOLVING CREDIT	MARGIN FOR
	FOR SUCH PRICING	REIMBURSEMENT	AND LETTER OF CREDIT	COMMITMENT
LEVEL	DATE	OBLIGATIONS SHALL BE:	FEE SHALL BE:	FEE SHALL BE:
III	Less than or equal to 4.0 to 1.0, but greater than 3.5 to 1.0	1.50%	3.25%	0.50%

II	Less than or equal to 3.5 to 1.0, but greater than 3.0 to 1.0	1.0%	2.75%	0.50%

I	Less than or equal to 3.0 to 1.0	0.50%	2.25%	0.50%
     1.2. The definition of the term “Indebtedness for Borrowed Money” contained in Section 5.1 of the Credit Agreement shall be amended by adding the following proviso thereto immediately before the period appearing at the end of such definition:
“; provided however, that the term “Indebtedness for Borrowed Money” shall not include the indebtedness evidenced by any Senior Notes owned by the Company or any Subsidiary of the Company so long as such Senior Notes are not shown as an asset on the Company’s financial statements.”
     1.3. Clause (d) of the definition of Permitted Acquisition in Section 5.1 of the Credit Agreement shall be amended by deleting the reference to “$3,000,000” therein and replacing such reference with “$5,000,000” in lieu thereof.
     1.4. Section 8.22 of the Credit Agreement shall be amended to read as follows:
     “Section 8.22. Capital Expenditures The Borrower shall not, nor shall it permit any of the Guarantors to, incur Capital Expenditures in an amount in excess of $25,000,000 in the aggregate during any fiscal year.”
     1.5. Section 8.24 of the Credit Agreement shall be amended to read as follows:
     “Section 8.24. Leverage Ratio. As of the last day of each fiscal quarter of the Borrower ending during each of the periods specified below, the Borrower shall not permit the Leverage Ratio at such time to be greater than:

Leverage Ratio shall not be
From and including	To and including	More than:
December 31, 2005	December 31, 2005	5.25 to 1.0
January 1, 2006	June 30, 2006	5.75 to 1.0
July 1, 2006	December 31, 2006	5.00 to 1.0
January 1, 2007	June 30, 2007	4.50 to 1.0
July 1, 2007	Thereafter	4.25 to 1.0”
     1.6. Section 8.27 of the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “Section 8.27. Monthly Minimum EBITDA. As of the last day of each calendar month ending during each of the periods specified below, the Borrower shall not permit its EBITDA for the twelve (12) consecutive calendar months then ended to be less than:

		EBITDA shall not be Less
From and including	To and including	than:
October 1, 2005	March 31, 2006	$45,000,000
April 1, 2006	May 31, 2006	$40,000,000
June 1, 2006	August 31, 2006	$42,000,000
September 1, 2006	November 30, 2006	$45,000,000
December 1, 2006	February 28, 2007	$50,000,000
March 1, 2007	May 31, 2007	$52,500,000
June 1, 2007	Thereafter	$55,000,000”
     1.7. Section 8.21(a) of the Credit Agreement shall be amended to read as follows:
     “Section 8.21. Senior Notes (a) The Borrower shall not, nor shall it permit any Subsidiary to, (i) amend or modify any of the terms or conditions relating to Senior Notes (other than amendments and modifications that (A) would extend the maturity or reduce the amount of any payment of principal or reduce the rate or extend any date for payment of interest, (B) adds collateral that conforms to collateral covered by the Collateral Documents, or (C) releases collateral) or (ii) directly or indirectly make any voluntary prepayment of any Senior Notes, purchase any Senior Notes, or effect any voluntary redemption of any Senior Notes; provided, however, the foregoing shall not prohibit the Borrower from:

     (1) prepaying, purchasing and redeeming Senior Notes (x) with the proceeds of the issuance and sale of common stock of the Borrower so long as no Default or Event of Default shall exist before or after giving effect thereto and (y) after the Borrower’s obligations under Section 4.19 of the Senior Note Indenture have terminated pursuant to Section 4.19(d) of the Senior Note Indenture so long as (I) no Revolving Loans are outstanding immediately prior to and for 10 consecutive days immediately after such prepayment, purchase or redemption, and (II) no Default or Event of Default shall exist before and after giving effect thereto, and
     (2) purchasing Senior Notes in the open market for an aggregate purchase price not to exceed $10,000,000 during the term of this Agreement so long as (x) after giving effect to each such purchase, no Default or Event of Default shall exist before or after giving effect thereto, including with respect to the covenants contained in Sections 8.22, 8.23, 8.24, 8.25, 8.26 and 8.27 on a pro forma basis, and (y) the Borrower has complied with all requirements of the Senior Note Indenture applicable to such purchase, including without limitation obtaining any necessary consents of the holders of the Senior Notes.”
     1.8. Schedule 6.2 of the Credit Agreement shall be replaced by Schedule 6.2 attached to this Amendment.
Section 2. Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     2.1. The Company, the Subsidiaries, the Agent, and the Required Lenders shall have executed and delivered this Amendment.
     2.2. Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders).
     2.3. The Company shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.
     2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.
     2.5. The Subsidiaries shall have executed and delivered to the Agent their consent to this Amendment in the form set forth below.

     2.6. The Agent shall have received for the account of each Lender executing this Amendment a non-refundable amendment fee in the amount equal to 0.30% of each such Lenders Revolving Credit Commitment.
Section 3. Representations.
     In order to induce the Lenders to execute and deliver this Amendment, the Company hereby represents to the Lenders that as of the date hereof, and after giving effect to the amendments called for hereby, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that for purposes of this paragraph the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company delivered to the Lenders) and the Company is in compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default exists under the Credit Agreement or shall result after giving effect to this Amendment.
Section 4. Miscellaneous.
     4.1. The Company and the Subsidiaries heretofore executed and delivered to the Agent and the Lenders the Collateral Documents to which it is a party. The Company and the Subsidiaries hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents to which it is a party continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents to which it is a party and the rights and remedies of the Lenders thereunder, the obligations of the Company and the Subsidiaries thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents to which it is a party as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.
     4.2. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.
     4.4. The Company agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the credit facilities and the preparation, execution and delivery of this Amendment, and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

[Signature Page(s) to Follow]

     This Third Amendment to Credit Agreement is entered into as of the date and year first above written.

Rent-Way, Inc.

By
Name

Title

Rent-Way of Tomorrow, Inc.

By
Name

Title

Rent-Way of Michigan, Inc.

By
Name

Title

Rent-Way Developments, Inc.

By
Name

Title

Rent-Way of TTIG, L.P.

By
Name

Title

Rent-Way, Inc.
Signature Page to Third Amendment to Credit Agreement

     Accepted and agreed to as of the date and year last above written.

Harris N.A., successor by merger to Harris Trust and Savings Bank, as Agent

By
Name

Title

General Electric Capital Corporation

By
Name

Title

National City Bank of Pennsylvania

By
Name

Title

Rent-Way, Inc.
Signature Page to Third Amendment to Credit Agreement

Guarantors’ Acknowledgement and Consent
     Each of the undersigned heretofore executed and delivered to the Agent one or more Guaranties and Collateral Documents. Each of the undersigned hereby consents to the Amendment as set forth above and agrees to the terms set forth therein and confirms that the Loan Documents executed and delivered by it and all of such undersigned’s obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of such undersigned to any further amendments to the Credit Agreement or to the Security Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on this acknowledgement and consents in entering into the Amendment set forth above.

Rent-Way of Tomorrow, Inc.

By
Name

Title

Rent-Way of Michigan, Inc.

By
Name

Title

Rent-Way Developments, Inc.

By
Name

Title

Rent-Way of TTIG, L.P.

By
Name

Title

Rent-Way, Inc.
Signature Page to Guarantors’ Acknowledgement and Consent to
Third Amendment to Credit Agreement

SCHEDULE 6.2
SUBSIDIARIES

	JURISDICTION
	OF	PERCENTAGE
NAME	ORGANIZATION	OWNERSHIP	OWNER
Rent-Way of Tomorrow, Inc. (“Tomorrow”)	Delaware	100%	Borrower

Rent-Way of Michigan, Inc. (“Michigan”)	Delaware	100%	Borrower

Rent-Way Developments, Inc. (“Developments”)	Delaware	100%	Michigan

Rent-Way of TTIG, L.P.	Indiana	100%	Developments and

			Tomorrow

dPi Teleconnect, L.L.C.	Delaware	83.5%	Borrower